UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of Principal Executive Offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES

Item 2.02. Results of Operations and Financial Condition

     Certain of the Information referenced in Item 7.01 below relates to Arizona Public Service Company’s (the “Company”) results of operations for its fiscal quarter ended September 30, 2004. This Information is incorporated into this Report on Form 8-K from a Pinnacle West Capital Corporation (“Pinnacle West”) filing (see Exhibits 99.1, 99.2, and 99.3).

     On October 22, 2004, Pinnacle West issued a press release regarding its financial results for its fiscal quarter ended September 30, 2004. A copy of the press release is being incorporated by reference into this Report on Form 8-K from a Pinnacle West filing (see Exhibit 99.4).

     The information being furnished pursuant to this Item 2.02 and in Exhibits 99.1, 99.2, 99.3 and 99.4 of this report relating to the Company’s financial results for its fiscal quarter ended September 30, 2004 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section.

Item 7.01. Regulation FD Disclosure

     Quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) are being incorporated by reference into this Report on Form 8-K from a Pinnacle West filing (see Exhibits 99.1, 99.2, 99.3, and 99.5) to help interested parties better understand Pinnacle West’s and the Company’s business. This Information is concurrently being posted to Pinnacle West’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect Pinnacle West’s or the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. Neither Pinnacle West nor the Company is responsible for any such inaccuracies. Although Pinnacle West may update or correct the Information if it is aware that such Information has been revised or is inaccurate, neither Pinnacle West nor the Company assumes any obligation to update or correct the Information and Pinnacle West and the Company reserve the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided. The information being furnished pursuant to this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, and 99.5 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The Company hereby incorporates the following exhibits pursuant to Exchange Act Rule 12b-32 and Regulation §229.10(d) by reference to the filings set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[a]	Effective
99.1	Pinnacle West quarterly consolidated statistical summary for the periods ended September 30, 2004 and 2003.	99.2 to Pinnacle West September 30, 2004 Form 8-K Report	1-8962	10-22-04
99.2	Pinnacle West consolidated statistics by quarter for 2004.	99.3 to Pinnacle West September 30, 2004 Form 8-K Report	1-8962	10-22-04
99.3	Pinnacle West Capital Corporation earnings variance explanations for periods ended September 30, 2004 and 2003 and condensed consolidated statements of income for the three months and nine months ended September 30, 2004 and 2003.	99.7 to Pinnacle West September 30, 2004 Form 8-K Report	1-8962	10-22-04
99.4	Earnings News Release issued on October 22, 2004.	99.9 to Pinnacle West September 30, 2004 Form 8-K Report	1-8962	10-22-04
99.5	Glossary of Terms	99.8 to Pinnacle West September 30, 2004 Form 8-K Report	1-8962	10-22-04

[a] Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: October 22, 2004	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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